SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 25, 2003
                                                          --------------

                               TRUMP MARINA, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       Trump's Castle Hotel & Casino, Inc.
                       -----------------------------------
                   (Former Name, if Changed since Last Report)

      New Jersey                   333-56865                   11-2735914
      ----------                   ---------                   ----------
(State or other jurisdiction of   (Commission File          (I.R.S. Employer
      incorporation)                 Number)              Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                         08401
-------------------------                                         ------
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                          TRUMP'S CASTLE FUNDING, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

      New Jersey                   1-09029                     11-2739203
      ----------                   -------                     ----------
(State or other jurisdiction of   (Commission File           (I.R.S. Employer
      incorporation)               Number)               Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                   08401
-------------------------                                   ------
(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                          TRUMP MARINA ASSOCIATES, L.P.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                        Trump's Castle Associates, L.P.
                        -------------------------------
                   (Former Name, if Changed since Last Report)

      New Jersey                   33-68038-01                22-2608426
      ----------                   -----------                ----------
(State or other jurisdiction of   (Commission File         (I.R.S. Employer
      incorporation)                 Number)             Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                   08401
-------------------------                                   ------
(Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

Item 5. Other Events.

      Filed as an exhibit hereto is a News Release, dated March 25, 2003, issued by Trump Hotels & Casino Resorts, Inc.

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.    Description

99.1           News Release, dated March 25, 2003, of Trump Hotels & Casino
               Resorts, Inc.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     TRUMP MARINA, INC.

Date:  March 25, 2003                By: /s/ John P. Burke
                                        ----------------------------------------
                                     Name:  John P. Burke
                                     Title: Vice President and Treasurer

                                     TRUMP'S CASTLE FUNDING, INC.

Date:  March 25, 2003                By: /s/ John P. Burke
                                        ----------------------------------------
                                     Name:  John P. Burke
                                     Title: Vice President and Treasurer

                                     TRUMP MARINA ASSOCIATES, L.P.

Date:  March 25, 2003                By: Trump Marina, Inc.,
                                         Its General Partner

                                     By: /s/ John P. Burke
                                        ----------------------------------------
                                     Name:  John P. Burke
                                     Title: Vice President and Treasurer

                                  EXHIBIT INDEX

EXHIBIT NO.                              DESCRIPTION
99.1            News Release, dated March 25, 2003, of Trump Hotels & Casino
                Resorts, Inc.